EXHIBIT 2

                                ESCROW AGREEMENT



                  ESCROW AGREEMENT, dated as of June 12, 2003 (this "Agreement"), by and among, BIPER, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States ("Parent"), MOVIL ACCESS, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States and a wholly owned subsidiary of Parent ("Sub", and together with Parent, the "Purchasers"), BELL ATLANTIC INTERNATIONAL, INC., a corporation organized and existing under the laws of Delaware ("BAII"), BELL ATLANTIC LATIN AMERICA HOLDINGS, INC., a corporation organized and existing under the laws of Delaware ("BALAH"), BELL ATLANTIC NEW ZEALAND HOLDINGS, INC., a corporation organized and existing under the laws of Delaware ("BANZHI", and collectively with BAII and BALAH, the "Verizon Selling Shareholders"), VODAFONE AMERICAS B.V., a limited liability company organized and existing under the laws of the Netherlands ("Vodafone"), and THE BANK OF NEW YORK, a New York banking corporation (the "Escrow Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Purchasers, the Verizon Selling Shareholders and Vodafone are parties to an Acquisition Agreement dated as of the date hereof (the "Acquisition Agreement");

                  WHEREAS, pursuant to Section 2.1 of the Acquisition Agreement, Parent has agreed to cause Sub to, and Sub has agreed to, commence the Offers;

                  WHEREAS, pursuant to Section 3.1 and Section 3.2 of the Acquisition Agreement, the Verizon Selling Shareholders have agreed to tender the Verizon Shares (other than ADSs) into the Mexican Offer and Vodafone has agreed to tender the Vodafone Shares into the Mexican Offer; and

                  WHEREAS, the parties hereto have agreed upon and wish to set forth herein the terms and conditions of this Agreement pursuant to which the Escrow Agent shall hold an amount of funds equal to the aggregate offer price for the Securities in the Offers and the Verizon Selling Shareholders and Vodafone shall deposit the Verizon Shares (other than ADSs) and Vodafone Shares with the Escrow Agent and instruct the Escrow Agent to tender the Verizon Shares (other than ADSs) and the Vodafone Shares into the Mexican Offer.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties intending to be legally bound, hereby agree as follows:

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                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Acquisition Agreement. When used in this Agreement, the following terms shall have the respective meanings specified therefor below.

                  "Acquisition Agreement" shall have the meaning set forth in the first recital hereto.

                  "Agreement" shall have the meaning set forth in the preamble hereto.

                  "BAII" shall have the meaning set forth in the preamble hereto.

                  "BALAH" shall have the meaning set forth in the preamble hereto.

                  "BANZHI" shall have the meaning set forth in the preamble hereto.

                  "Custodial Account" shall have the meaning set forth in
Section 2.1.

                  "Custodian" shall have the meaning set forth in Section 2.1.

                  "Escrow Agent" shall have the meaning set forth in the preamble hereto.

                  "Escrow Amount" shall have the meaning set forth in Section
3.1.

                  "Escrow Fund" shall have the meaning set forth in Section 3.1.

                  "Escrow Shares" shall have the meaning set forth in Section
2.1.

                  "Losses" shall have the meaning set forth in Section 4.3(c).

                  "Mexican Depositary" shall have the meaning set forth in
Section 2.3.

                  "Parent" shall have the meaning set forth in the preamble hereto.

                  "Permitted Investments" shall have the meaning set forth in
Section 4.4(a).

                  "Purchasers" shall have the meaning set forth in the preamble hereto.

                  "Share Escrow Termination Date" shall have the meaning set forth in Section 2.1.

                  "Sub" shall have the meaning set forth in the preamble hereto.

                  "Tender Documents" shall have the meaning set forth in Section 2.3.

                  "U.S. Depositary" shall have the meaning set forth in Section 3.2(a)(ii).

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                  "Verizon Selling Shareholders" shall have the meaning set
forth in the preamble hereto.

                  "Vodafone" shall have the meaning set forth in the preamble hereto.

                  Section 1.2 Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

                  (c) Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  (d) The terms "dollars" and "$" mean United States dollars. The terms "Ps." and "Pesos" mean Mexican Pesos.

                                   ARTICLE II

                       ESCROW OF SHARES; TENDER OF SHARES

                  Section 2.1 Deposits in Escrow. As promptly as practicable after the date hereof (but in no event later than 5:00 p.m. New York City time on June 17, 2003), (a) each of the Verizon Selling Shareholders shall transfer to the securities account (the "Custodial Account") opened by the Escrow Agent with GBM Grupo Bursatil Mexicano, S.A. de C.V. Casa de Bolsa, a broker dealer organized under the laws of the United Mexican States (the "Custodian"), all of the Verizon Shares (other than ADSs) owned by each of them and (b) Vodafone shall transfer to the Custodial Account all of the Vodafone Shares owned by it, in each case for the benefit of the Escrow Agent. Subject to the last sentence of this Section 2.1, all Verizon Shares and Vodafone Shares so delivered to the Custodial Account (the "Escrow Shares") shall remain subject to this Agreement until the earliest to occur of (i) the tender of such Verizon Shares and Vodafone Shares to Sub pursuant to the Mexican Offer and (ii) the receipt by the Escrow Agent of a joint written notice from the Purchasers, the Verizon Selling Shareholders and Vodafone stating that the Acquisition Agreement has been terminated on a date prior to the date on which Sub has accepted for payment the Verizon Shares and the Vodafone Shares under the Offers (such earlier date, the "Share Escrow Termination Date"). If the Share Escrow Termination Date occurs by operation of clause (ii) of the definition of the Share Escrow Termination Date, the Escrow Agent shall promptly return to each of the Verizon Selling Shareholders the Verizon Shares (other than ADSs) owned by each of them and to Vodafone the Vodafone Shares. If the Share Escrow Termination Date occurs by operation of clause (i) of the definition of the Share Escrow Termination Date, and the Acquisition Agreement and the Mexican Offer are terminated after such date, the Escrow Agent and Sub shall take all action necessary to return and shall, as promptly as practicable, but in no event later than two (2) Business Days after the date of termination of the Acquisition Agreement and the Mexican Offer, return to each of the Verizon Selling Shareholders the Verizon Shares (other than ADSs) owned by each of them and to Vodafone the Vodafone Shares.

                  Section 2.2 No Transfers. Except for the tender of the Verizon Shares (other than ADSs) and the Vodafone Shares to Sub pursuant to the Mexican Offer, or as provided in this Agreement in accordance with joint written instructions signed by all parties hereto (other than the Escrow Agent), prior to the termination of the Acquisition Agreement, none of the Escrow Agent, the Verizon Selling Shareholders or Vodafone shall sell, transfer or otherwise dispose of in any manner or subject to any Lien, the Verizon Shares or the Vodafone Shares (or any interest therein). The Escrow Agent is not entitled to vote the Verizon Shares or the Vodafone Shares that are subject to this Agreement. The Verizon Selling Shareholders and Vodafone retain the voting rights of the Verizon Shares and Vodafone Shares owned by each of them.

                  Section 2.3 Powers of Attorney; Tender. By entering into this Agreement, each of the Verizon Selling Shareholders and Vodafone severally hereby irrevocably appoints the Escrow Agent, acting through any of its officers, employees or agents, as its attorney-in-fact and proxy, with full power of substitution for and in name, in order to tender the Verizon Shares (other than ADSs) and the Vodafone Shares to Sub pursuant to the Mexican Offer in accordance with the provisions set forth in this Article II and to execute on behalf of them all Tender Documents. Attached hereto as Annex A and Annex A1 is a form of the irrevocable power of attorney referred to herein to be granted by BAII in favor of the Escrow Agent before a Notary Public. Attached hereto as Annex B and Annex B1 is a form of the irrevocable power of attorney referred to be granted by BALAH in favor of the Escrow Agent before a Notary Public. Attached hereto as Annex C and Annex C1 is a form of the irrevocable power of attorney referred to be granted by BANZHI in favor of the Escrow Agent before a Notary Public. Attached hereto as Annex D and Annex D1 is a form of the irrevocable power of attorney referred to be granted by Vodafone in favor of the Escrow Agent before a Notary Public. As promptly as practicable after the date hereof (but in no event later than 5:00 p.m. New York City time on June 17, 2003), each of the Verizon Selling Shareholders and Vodafone shall deliver to the Escrow Agent executed powers of attorney in the forms attached hereto as executed before a Notary Public, with a copy to the Purchasers. As promptly as practicable (and in no event more than two (2) Business Days) after the commencement of the Mexican Offer, the Escrow Agent shall (A) cause the Custodian to deliver to the depositary (the "Mexican Depositary") designated in the Mexican Offer the Verizon Shares (other than ADSs) and Vodafone Shares in the Mexican Offer and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Verizon Shares (other than ADSs) and the Vodafone Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document as shall have been provided to the Escrow Agent by the Verizon Selling Shareholders and/or Vodafone, as the case may be, relating to the tax treatment of each of the Verizon Selling Shareholders and Vodafone, if required, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to such Verizon Shares and Vodafone Shares and such other documents as may be requested by the Purchasers to the extent that pursuant to law such documents are required for the tender to be effective (such documents together being hereinafter referred to as the "Tender Documents"). The power granted by each of the Verizon Selling Shareholders and Vodafone pursuant to this Article II is irrevocable and coupled with an interest as it is granted in consideration of the Purchasers' entering into this Agreement and the Acquisition Agreement; provided, however, that such power shall be revoked upon termination of this Agreement in accordance with its terms.

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                                   ARTICLE III

                                  ESCROW AMOUNT

                  Section 3.1 Escrow Fund. The Purchasers hereby deposit into escrow with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, an amount equal to $10,000,000 (the "Escrow Amount"), representing the dollar equivalent of the sum of (i) Ps. 0.05712180 per Series A Share multiplied by 961,292,484 Series A Shares and (ii) Ps. 0.05712180 per Series V Share multiplied by 900,732,310 Series V Shares (including Series V Shares represented by ADSs), such dollar equivalent of such Peso amount calculated as the average of the exchange rates reported on each of the five (5) consecutive Business Days ending two (2) Business Days prior to the date hereof by Reuters and Bloomberg on their FXBENCH page as the closing rate for the exchange of Pesos and dollars. The Escrow Amount (together with any investment income thereon, the "Escrow Fund") held by the Escrow Agent pursuant to this Agreement shall constitute trust property for the purposes for which it is held.

                  Section 3.2 Release of Escrow Amount. (a) Promptly following acceptance for purchase of all Securities tendered into the Offers (and not withdrawn), the Purchasers shall deliver to the Escrow Agent a certificate certifying the occurrence of such acceptance and specifying the number of Series A Shares and Series V Shares validly tendered into the Mexican Offer (including pursuant to Notices of Guaranteed Delivery) and accepted for payment and the number of Series A Shares, Series V Shares and ADSs validly tendered into the U.S. Offer (including pursuant to Notices of Guaranteed Delivery) and accepted for payment. On the Business Day immediately following the delivery to the Escrow Agent of the aforementioned certificate, the Escrow Agent shall transfer, assign, deliver and pay over:

                  (i) first, to the Mexican Depositary for payment to holders of Series A Shares and Series V Shares that validly tendered their Series A Shares and Series V Shares into the Mexican Offer, the lesser of (A) the Escrow Fund, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2 and (B) an amount in dollars equal to the sum of (x) Ps. 0.05712180 per Series A Share multiplied by the number of Series A Shares validly tendered into the Mexican Offer (including pursuant to Notices of Guaranteed Delivery) and accepted for payment and (y) Ps. 0.05712180 per Series V Share multiplied by the number of Series V Shares validly tendered into the Mexican Offer (including pursuant to Notices of Guaranteed Delivery) and accepted for payment, such dollar equivalent of such Peso amount calculated as the average of the exchange rates reported on each of the five (5) consecutive Business Days ending two (2) Business Days prior to the Expiration Date by Reuters and Bloomberg on their FXBENCH page as the closing rate for the exchange of Pesos and dollars;

                  (ii) second, to the depositary designated in the U.S. Offer (the "U.S. Depositary") for payment to holders of Series A Shares, Series V Shares and ADSs that validly tendered their Series A Shares, Series V Shares and ADSs into the U.S. Offer, the lesser of (A) the Escrow Fund, less the amount paid to the Mexican Depositary and less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2 and (B) an amount in dollars equal to the sum of (x) Ps. 0.05712180 per Series A Share multiplied by the number of Series A Shares validly tendered into the U.S. Offer

         (including pursuant to Notices of Guaranteed Delivery) and accepted for payment, (y) Ps. 0.05712180 per Series V Share multiplied by the number of Series V shares validly tendered into the U.S. Offer (including pursuant to Notices of Guaranteed Delivery) and accepted for payment and (z) Ps. 5.712180 per ADS multiplied by the number of ADSs validly tendered into the U.S. Offer (including pursuant to Notices of Guaranteed Delivery) and accepted for purchase, such dollar equivalent of such Peso amount calculated as the average of the exchange rates reported on each of the five (5) consecutive Business Days ending two
         (2) Business Days prior to the Expiration Date by Reuters and Bloomberg on their FXBENCH page as the closing rate for the exchange of Pesos and dollars; and

                  (iii) third, to the Purchasers, the Escrow Fund less the amount paid to the Mexican Depositary, less the amount paid to the U.S. Depositary, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2.

                  (b) Upon termination of the Acquisition Agreement under circumstances pursuant to which the Purchasers would be required to make a payment to the Verizon Selling Shareholders and Vodafone in accordance with
Section 9.4 of the Acquisition Agreement, the Verizon Selling Shareholders, Vodafone and the Purchasers shall jointly deliver to the Escrow Agent a certificate executed by each certifying that the Purchasers are obligated to pay to the Verizon Selling Shareholders and Vodafone the amounts specified in
Section 9.4 of the Acquisition Agreement and specifying the amounts so payable. On the Business Day immediately following the delivery to the Escrow Agent of the aforementioned certificate, the Escrow Agent shall transfer, assign, deliver and pay over:

                  (i) first, to the Verizon Selling Shareholders and Vodafone, the lesser of (A) the Escrow Fund, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2 and (B) the amounts specified in the aforementioned certificate; and

                  (ii) second, to Sub, the Escrow Fund, less the amounts paid to the Verizon Selling Shareholders and Vodafone, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2.

                  (c) Promptly upon any termination of the Acquisition Agreement under circumstances pursuant to which the Purchasers would not be required to make a payment to the Verizon Selling Shareholders and Vodafone in accordance with Section 9.4 of the Acquisition Agreement, the Verizon Selling Shareholders, Vodafone and the Purchasers shall jointly deliver to the Escrow Agent a certificate executed by each certifying that the Acquisition Agreement has been terminated. On the Business Day immediately following the delivery to the Escrow Agent of the aforementioned certificate, the Escrow Agent shall transfer, assign, deliver and pay over to Sub an amount equal to the Escrow Fund, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2.

                  (d)      Upon termination of this Agreement in accordance with
Section 5.1 of this Agreement, the Escrow Agent shall, on the Business Day immediately following such termination, transfer, assign, deliver and pay over to Sub an amount equal to the Escrow Fund, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2.

                  (e) Notwithstanding anything to the contrary contained herein, in the event that the Purchasers shall give the Early Termination Notice pursuant to Section 10.20 of the Acquisition Agreement then, on the Business Day immediately following receipt thereof by the Escrow Agent, the Escrow Agent shall (i) transfer, assign, deliver and pay over to Sub an amount equal to the Escrow Fund, less any expenses of the Escrow Agent recoverable by the Escrow Agent pursuant to Section 4.2 of this Agreement, and (ii) return to whichever of the Verizon Selling Shareholders or Vodafone had previously transferred Escrow Shares to the Custodial Account (if any), to such Verizon Selling Shareholders or Vodafone, as the case may be. Upon delivery of the Escrow Fund and Escrow Shares as provided above, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

                                   ARTICLE IV

                                  ESCROW AGENT

                  Section 4.1 Escrow Agent. The Purchasers, each of the Verizon Selling Shareholders and Vodafone hereby designate and appoint the Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement. The Escrow Agent hereby agrees to act as escrow agent in accordance with the terms, conditions and provisions of this Agreement.

                  Section 4.2 Fees and Expenses. (a) Promptly after the execution of this Agreement, the Purchasers shall pay Escrow Agent a fee of $7,500 as consideration for serving as Escrow Agent under this Agreement. In addition, the Purchasers shall reimburse Escrow Agent for all expenses incurred in connection with the performance of its obligations hereunder, including Custodian's fees and expenses. If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Fund and may sell, convey or otherwise dispose of any Escrow Fund for such purpose.

                  (b) As security for the due and punctual performance of any and all of the parties' obligations to Escrow Agent hereunder, now or hereafter arising, the parties, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Fund. The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against the parties and all third parties in accordance with the terms of this Escrow Agreement.

                  (c) The provisions of this Section 4.2 shall survive the resignation or removal of the Escrow Agent and any termination of this Agreement.

                  Section 4.3 Responsibilities of the Escrow Agent. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to such Escrow Agent's rights, duties, liabilities and immunities:

                  (a) The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the parties or to which any party is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any party or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  (b) Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                  (c) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any party or any entity acting on behalf of any party, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Fund, valued as of the date of deposit. The Verizon Selling Shareholders, Vodafone and the Purchasers, jointly and severally, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

                  (d) Escrow Agent may consult with legal counsel at the expense of the Purchasers as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

                  (e) The Escrow Agent shall have no duties except those which are expressly set forth herein, and it shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, unless in writing received by it.

                  (f) The parties may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days' prior notice in writing signed by all parties. The Escrow

         Agent may resign at any time by giving written notice thereof to each of the Verizon Selling Shareholders, Vodafone and the Purchasers, but such resignation shall not become effective until (i) a successor Escrow Agent mutually agreed to by the Verizon Selling Shareholders, Vodafone and the Purchasers shall have been appointed and shall have accepted such appointment in writing, (ii) if the Share Escrow Termination Date shall not have occurred prior to such date, either (x) the Custodial Account shall have been transferred to the successor Escrow Agent or (y) the Escrow Shares shall have been transferred to another securities account at a successor custodian mutually agreed to by the successor Escrow Agent and all of the other parties hereto which account shall have been opened by and for the benefit of the successor Escrow Agent, and (iii) the Escrow Fund shall have been transferred to the successor Escrow Agent. In the event that an instrument of acceptance by a successor Escrow Agent shall not have been delivered to the Escrow Agent or the other conditions specified in clauses (ii) and
         (iii) above shall not have been satisfied within thirty (30) days after the giving of such notice of resignation, the resigning Escrow Agent may, at the joint and several expense of the Verizon Selling Shareholders, Vodafone and the Purchasers, petition any court of competent jurisdiction for the appointment of a successor Escrow Agent. The Escrow Agent shall have the right to withhold an amount from the Escrow Fund equal to the amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the appointment of a successor Escrow Agent. Any corporation or association into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Escrow Agent in its individual capacity may be sold or otherwise transferred, shall be the Escrow Agent under this Agreement without further act. Upon the satisfaction of the conditions specified in clauses (i), (ii) and (iii) above, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

                  (g) The Escrow Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Escrow Fund shall be to deal with such Escrow Fund in the same manner as the Escrow Agent deals with similar property for its own account, and the Escrow Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Escrow Shares shall be the opening and maintaining of the Custodial Account with the Custodian and the performance of the obligations specified in Section 2.3.

                  (h) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Fund and/or the Escrow Shares (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Fund and/or the Escrow Shares), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

                  (i) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

                  (j) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Fund and/or the Escrow Shares, unless Escrow Agent receives joint written instructions, signed by all the parties hereto (other than Escrow Agent), which eliminates such ambiguity or uncertainty.

                  (k) In the event of any dispute between or conflicting claims by or among the parties and/or any other person or entity with respect to any Escrow Fund and/or the Escrow Shares, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Fund and/or the Escrow Shares so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the parties for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the parties (other than the Escrow Agent).

                  (l) Without the consent of the Escrow Agent, which shall not be unreasonably withheld, public notice or announcement in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent.

                  (m) The Escrow Agent does not have any interest in the Escrow Fund and/or the Escrow Shares deposited hereunder but is serving as escrow holder only and having only possession thereof. Depositors shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Fund and/or the Escrow Shares incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income with respect to the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Fund and is not responsible for any other reporting.

                  (n) The parties acknowledge that (i) the Purchaser has selected GBM Grupo Bursatil Mexicano, S.A. de C.V. Casa de Bolsa to act as Custodian hereunder and (ii) the Escrow Agent was directed to open the Custodial Account with the Custodian.

                  (o) The provisions of this Section 4.3 shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

                  Section 4.4 Investment of Escrow Fund. (a) The Escrow Fund shall be invested and reinvested by the Escrow Agent in any one or more Permitted Investments (as defined below) from time to time as maturities occur and as directed in writing by Sub.

                  "Permitted Investments" shall mean each of (i) U.S. dollar denominated, direct, noncallable, full-faith-and-credit obligations of the federal government of the United States of America, (ii) certificates of deposit, banker's acceptances or time deposits having maturities of six months or less from the date of acquisition and issued by a United States commercial bank which has unsecured senior debt securities or letters of credit rated at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, (iii) commercial paper or securities with maturities of 90 days or less from the date of acquisition rated at least P-1 by Moody's Investors Service, Inc. and A-1 by Standard & Poor's Corporation (or, with respect to clauses (ii) and (iii) above, if neither of such rating agencies is then providing ratings, the equivalent thereof by another investor service of comparable national recognition selected by Sub and reasonably acceptable to the Verizon Selling Shareholders and Vodafone) and (iv) a money market mutual fund which invests primarily in the Permitted Investments set forth in (i), (ii) or
(iii).

                  (b) The Escrow Agent shall invest the Escrow Fund in The Bank of New York Cash Reserve Fund in the absence of written instructions of Sub as to the investment of the Escrow Fund.

                  (c) The Escrow Agent shall have no liability for any loss incurred as a result of investments made in accordance with the provisions of this Section 4.4.

                  (d) Escrow Agent shall provide to the other parties hereto monthly statements identifying transactions, transfers or holdings of the Escrow Fund and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositors unless Escrow Agent is notified in writing to the contrary within thirty (30) Business Days of the date of such statement.

                  Section 4.5 Investment Income. (a) All investment income shall be retained and reinvested as provided in Section 4.4 hereof until distributed pursuant to the terms hereof. All income and other proceeds received by the Escrow Agent in respect of any investments of the Escrow Fund shall be added to and become part of the Escrow Fund.

                  (b) The Escrow Agent may liquidate any investments made hereunder at such time as it shall deem necessary to make payments in accordance with the provisions hereof. The Escrow Agent shall have no liability for any loss incurred as a result of liquidation made by it in accordance with the provisions of this Section 4.5(b).

                                    ARTICLE V

                                  MISCELLANEOUS

                  Section 5.1 Termination. This Agreement may be terminated by and upon written notice to the Escrow Agent at any time given jointly by the Purchasers, the Verizon Selling Shareholders and Vodafone.

                  Section 5.2 Extension; Waiver. The parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by any other applicable party or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                  Section 5.3 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile (upon confirmation of receipt), as follows:

                  (a) if to the Verizon Selling Shareholders, to Verizon Communications Inc. at:

                           Verizon Communications Inc.
                           1095 Avenue of the Americas
                           New York, NY 10036
                           Attention: Steven E. Zipperstein, Esq.
                           Fax: 212-840-7689

                  with a copy (which shall not constitute notice) to:

                           White & Case LLP
                           1155 Avenue of the Americas
                           New York, NY 10036
                           Attention: Neal F. Grenley, Esq.
                                      John M. Reiss, Esq.
                           Fax: 212-354-8113

                  (b)      if to Vodafone to:

                           Vodafone Americas B.V.
                           Riviun Quadrant 173-177
                           2909 LC Capelle aan den IJssel
                           Rotterdam, The Netherlands
                           Attention: Erik de Rijk
                           Fax: 011-31-10-498-7722

                  and to:

                           Vodafone Americas Inc.
                           2999 Oak Road, 10th Floor
                           Walnut Creek, CA 94597
                           Attention: Dennis Daugherty, Esq.
                           Fax: 925-210-3599

                  with a copy (which shall not constitute notice) to:

                           Sullivan & Cromwell LLP
                           125 Broad Street
                           New York, NY 10004
                           Attention: Benjamin F. Stapleton, Esq.
                                      Stephen M. Kotran, Esq.
                           Fax: 212-558-3588

                  (c)      if to the Purchasers, to Parent at:

                           Biper, S.A. de C.V.
                           Av. Insurgentes Sur No. 3696 y Calle Nueva
                           Colonia Pena Pobre
                           14260, Mexico, D.F.
                           Attention: Gabriel Roqueni
                           Fax: 011-52-55-5447-6188

                  with a copy (which shall not constitute notice) to:

                           Akin Gump Strauss Hauer & Feld LLP
                           590 Madison Avenue
                           New York, NY 10022
                           Attention: Steven H. Scheinman, Esq.
                                      Patrick J. Dooley, Esq.
                           Fax: 212-872-1002
                  with a copy (which shall not constitute notice) to:

                           Jauregui, Navarrete, Nader y Rojas
                           Paseo de los Tamarindos 400-B, Piso 8
                           Colonia Bosques de las Lomas
                           C.P. 05120 Mexico, D.F.
                           Attention: Hector Rojas, Esq.
                           Fax: 011-5255-5267-4595

                  (d)      if to the Escrow Agent, to:

                           The Bank of New York
                           101 Barclay Street, Floor 21W
                           New York, NY 10286
                           Attention: Miguel Barrios
                           Fax: (212) 815-5802

or to such other Person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third (3rd) Business Day after the mailing thereof, except for a notice of a change of address, which shall be effective only upon receipt thereof. Notwithstanding the foregoing, notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent's Corporate Trust Department. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the parties or by a person or persons authorized by the parties.

                  Section 5.4 Entire Agreement. This Agreement and the Acquisition Agreement contain the entire understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings, oral and written, with respect thereto.

                  Section 5.5 Binding Effect; Benefit; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties. Notwithstanding the foregoing, to the extent that the parties hereto modify any rights under this Agreement that inure to the benefit of Persons that are not parties hereto, such Persons shall be subject to such modifications.

                  Section 5.6 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented by the parties hereto in any and all respects but only in a written instrument executed by all parties.

                  Section 5.7 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 5.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

                  Section 5.9 APPLICABLE LAW. (a) THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. THE UNITED STATES DISTRICT COURTS LOCATED IN NEW YORK CITY OR THE COMMERCIAL DIVISION OF THE NEW YORK SUPREME COURT BRANCH, NEW YORK COUNTY SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES AMONG THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY AND THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 5.3, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

                  (b) PARENT HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM AS AGENT FOR SERVICE OF PROCESS, TO RECEIVE ON BEHALF OF SUCH PARTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, DESIGNATING 111 EIGHTH AVENUE, NEW YORK, NY 10011 AS ADDRESS FOR ALL SUCH PURPOSES. PARENT SHALL TAKE ALL ACTIONS (INCLUDING THE PAYMENT OF FEES) NECESSARY TO MAINTAIN THE APPOINTMENT OF CT CORPORATION SYSTEM AS AGENT FOR SERVICE OF PROCESS DURING THE TERM OF THIS AGREEMENT, AND SHALL PROVIDE THE VERIZON SELLING SHAREHOLDERS AND VODAFONE WITH EVIDENCE REASONABLY SATISFACTORY TO EACH OF THEM OF SUCH APPOINTMENT (INCLUDING THE PENDENCY THEREOF). SUB HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM AS AGENT FOR SERVICE OF PROCESS, TO RECEIVE ON BEHALF OF SUCH PARTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, DESIGNATING 111 EIGHTH AVENUE, NEW YORK, NY 10011 AS ADDRESS FOR ALL SUCH PURPOSES. SUB

SHALL TAKE ALL ACTIONS (INCLUDING THE PAYMENT OF FEES) NECESSARY TO MAINTAIN THE APPOINTMENT OF CT CORPORATION SYSTEM AS AGENT FOR SERVICE OF PROCESS DURING THE TERM OF THIS AGREEMENT, AND SHALL PROVIDE THE VERIZON SELLING SHAREHOLDERS AND VODAFONE WITH EVIDENCE REASONABLY SATISFACTORY TO EACH OF THEM OF SUCH APPOINTMENT (INCLUDING THE PENDENCY THEREOF).

                  (c) VODAFONE HEREBY IRREVOCABLY APPOINTS VODAFONE AMERICAS INC. AS AGENT FOR SERVICE OF PROCESS, TO RECEIVE ON BEHALF OF SUCH PARTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, DESIGNATING 2999 OAK ROAD, 10TH FLOOR, WALNUT CREEK, CA 94597 AS ADDRESS FOR ALL SUCH PURPOSES. VODAFONE SHALL TAKE ALL ACTIONS (INCLUDING THE PAYMENT OF FEES) NECESSARY TO MAINTAIN THE APPOINTMENT OF VODAFONE AMERICAS INC. AS AGENT FOR SERVICE OF PROCESS DURING THE TERM OF THIS AGREEMENT, AND SHALL PROVIDE THE PURCHASERS WITH EVIDENCE REASONABLY SATISFACTORY OF SUCH APPOINTMENT (INCLUDING THE PENDENCY THEREOF).

                  Section 5.10 Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable term, provision, covenant or restriction or any portion thereof had never been contained herein.

                  Section 5.11 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

                  Section 5.12 Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without any bond or other security being required, and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

                  Section 5.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 5.14 Business Days. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

                  Section 5.15 Prevailing Party In the event that any party (other than Escrow Agent) hereto shall commence a suit or seek an injunction against any other party hereto (other than Escrow Agent) in connection with the enforcement of any provision of this Agreement or for damages for a breach thereof, the non-prevailing party shall pay the prevailing party's costs and expenses (including reasonable fees and expenses of counsel) in connection with such suit or the seeking of an injunction, together with interest on the amount of the prevailing party's costs and expenses and the amount of monetary damages payable in connection therewith, from the date that the decision relating to the suit or injunction shall have become final and non-appealable until the date of payment at the prime rate of Citibank N.A. in effect on the date that the decision relating to the suit or injunction shall have become final and non-appealable plus two (2) percent.

                                    * * * * *

                  IN WITNESS WHEREOF, each of Parent, Sub, BAII, BALAH, BANZHI, Vodafone, and the Escrow Agent have caused this Agreement to be executed by its respective officers thereunto duly authorized, all as of the date first above written.

                                          BIPER, S.A. DE C.V.

                                          By: /s/ Pedro Padilla L.
                                              --------------------
                                              Name: Pedro Padilla L.
                                              Title: Attorney-in-Fact

                                          MOVIL ACCESS, S.A. DE C.V.

                                          By: /s/ Pedro Padilla L.
                                              --------------------
                                              Name: Pedro Padilla L.
                                              Title: Attorney-in-Fact

                                          BELL ATLANTIC INTERNATIONAL, INC.

                                          By: /s/ Stephen B. Heimann
                                              ----------------------
                                              Name: Stephen B. Heimann
                                              Title: Vice President

                                          BELL ATLANTIC LATIN AMERICA
                                            HOLDINGS, INC.

                                          By: /s/ Janet M. Garrity
                                              ---------------------
                                              Name: Janet M. Garrity
                                              Title: President

                                          BELL ATLANTIC NEW ZEALAND HOLDINGS,
                                            INC.

                                          By: /s/ Janet M. Garrity
                                              ---------------------
                                              Name: Janet M. Garrity
                                              Title: Treasurer

                                  VODAFONE AMERICAS B.V.

                                  By: /s/ Justin Hodges
                                      -----------------
                                      Name: Justin Hodges
                                      Title: Executive, Vodafone Group Corporate
                                      Finance by POA

                                  THE BANK OF NEW YORK,
                                      as Escrow Agent

                                  By: /s/Miguel Barrios
                                      ------------------
                                      Name: Miguel Barrios
                                      Title: Vice President

                                                                         ANNEX A

                       BAII IRREVOCABLE POWER OF ATTORNEY

This constitutes a DURABLE AND IRREVOCABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

Bell Atlantic International, Inc. ("BAII") hereby appoints The Bank of New York, a New York banking corporation (the "Escrow Agent"), as its attorney-in-fact TO ACT IN THE NAME, PLACE AND STEAD OF BAII in any way in which BAII could do if actually present, with respect to the following matters to the extent that BAII is permitted by law to act through an agent:

         (i) to tender all of the shares of capital stock of Grupo Iusacell, S.A. de C.V. ("Iusacell") deposited by BAII (the "Shares") under that certain Escrow Agreement, dated as of June 12, 2003, by and among Biper, S.A. de C.V. ("Parent"), Movil Access, S.A. de C.V. ("Sub" and together with Parent, the "Purchasers"), BAII, Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. and The Bank of New York (the "Escrow Agreement") in a tender offer to be made in the United Mexican States for all of the issued and outstanding capital stock of Iusacell by Sub (the "Mexican Offer"); and

         (ii) to execute and deliver on behalf of BAII all documents necessary to tender the Shares in the Mexican Offer.

In connection with the matters listed above pursuant to the terms hereof, the Escrow Agent is permitted and is instructed, as promptly as practicable (and in no event more than two (2) Business Days) after the commencement of the Mexican Offer, to (A) cause its Mexican custodian to deliver the Shares to the Mexican Depositary designated in the Mexican Offer, and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of BAII provided to the Escrow Agent by BAII, if required, and
(iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested by the Purchasers to the extent that pursuant to law such documents are required for the tender to be effective.

This power of attorney shall automatically terminate without prior notification upon termination of the Escrow Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Escrow Agreement.

In Witness Whereof, BAII causes this DURABLE AND IRREVOCABLE POWER OF ATTORNEY to be duly executed by it officers thereunto authorized as of June 13, 2003.

                                          Bell Atlantic International, Inc.

                                          By _____________________________
                                          Name:
                                          Title:

Sworn to before me this
13 day of June, 2003.

                                                       ________________________
                                                               Notary Public

                                                                        ANNEX A1

                       BAII IRREVOCABLE POWER OF ATTORNEY

POWER OF ATTORNEY

The Undersigned:

Mr. [1] appearing on behalf of Bell Atlantic International, Inc. (the "Principal"), hereby grants and confers in the terms of articles two thousand five hundred fifty three, two thousand five hundred fifty four and two thousand five hundred ninety six of the Federal Civil Code and the respective articles of the civil codes of the other federal entities of the United Mexican States, a SPECIAL IRREVOCABLE POWER OF ATTORNEY, as ample and broad as may be required by law, in favor of The Bank of New York (the "Agent"), in order for the Agent to carry out the following actions so that the Principal may satisfy certain obligations under the Acquisition Agreement and the Escrow Agreement, dated June 12, 2003, between Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. and The Bank of New York (respectively, the "Acquisition Agreement" and the "Escrow Agreement"):

(iii) to tender all of the shares of Grupo Iusacell, S.A. de C.V. deposited by the Principal under the Escrow Agreement (the "Shares") in the Tender Offer made in the United Mexican States by Movil Access, S.A. de C.V. (the "Mexican Offer"); and

(iv) to execute and deliver on behalf of the Principal all documents necessary to tender the Shares in the Mexican Offer.

In order to execute the actions listed above pursuant to the terms hereof, the Agent will, as promptly as practicable (and in no event more than two (2) business days) after the commencement of the Mexican Offer, (A) cause its Mexican custodian to deliver the

El Suscrito:

El Senor [1] comparece en representacion de Bell Atlantic International, Inc. (la "Mandante") y por este medio otorga y confiere en los terminos de los articulos dos mil quinientos cincuenta y tres, dos mil quinientos cincuenta y cuatro, y dos mil quinientos noventa y seis del Codigo Civil Federal y sus correlativos de los codigos civiles de las distintas entidades federativas de los Estados Unidos Mexicanos, un PODER ESPECIAL IRREVOCABLE, tan amplio como en derecho proceda, en favor de The Bank of New York (el "Mandatario"), para que el Mandatario, en nombre y representacion de la Mandante, realice los siguientes actos a fin de que la Mandante cumpla con sus obligaciones bajo los contratos denominados Acquisition Agreement y Escrow Agreement, ambos celebrados el dia 12 de junio de 2003 entre Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. y The Bank of New York (respectivamente, el "Acquisition Agreement" y el "Escrow Agreement"):

(i) ofrezca en venta, por lo que hace a las acciones de Iusacell, S.A. de C.V. depositadas por la Mandante conforme al Escrow Agreement (las "Acciones"), a traves de la oferta publica de compra de acciones a realizarse por Movil Access, S.A. de C.V. en los terminos previstos en el Acquisition Agreement (la "Oferta Mexicana"); y

(ii) realice los actos y suscriba los documentos necesarios para ofrecer y vender las Acciones en la Oferta Mexicana.

Con el fin de realizar los actos antes descritos

Shares to the Mexican depositary designated in the Mexican Offer the Shares (the "Mexican Depositary"), and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of the Principal, if required, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested to the extent that pursuant to law such documents are required for the tender to be effective.

This power-of-attorney shall terminate without prior notification upon termination of the Escrow Agreement.

For purposes of the above, the Principal grants to each Agent the following powers of attorney in the scope of the specialty of this mandate:

(i) General power of attorney for claims and collections with all the scope referred to in the first paragraph of Article 2554 and with all the general powers including those powers that require a special clause in accordance with
Article 2587, both articles of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of the United Mexican States ("Mexico").

en los terminos de este poder, el Mandatario debera, tan pronto como sea posible a partir de la fecha de inicio de la Oferta Mexicana y en ningun caso con posterioridad al transcurso de los dos dias habiles siguientes al inicio de la Oferta Mexicana, (A) instruir al custodio de las Acciones para que entregue dichas Acciones al depositario designado en la Oferta Mexicana (el "Depositario Mexicano"), y (B) entregar al Depositario Mexicano (i) las cartas de aceptacion en relacion con las Acciones cumpliendo con los terminos de la Oferta Mexicana, en caso de que se requieran; (ii) cualquier instrumento donde consten los poderes del representante en Mexico de la Mandante para efectos fiscales y cualquier otro documento de caracter fiscal relativo al tratamiento fiscal de la Mandante, en caso de que se requieran; y (iii) los demas documentos o instrumentos, que se requieran conforme a los terminos de la Oferta Mexicana en relacion con las Acciones y todos aquellos documentos que sean solicitados en la medida en que conforme a la ley dichos documentos se requieran para la validez de la aceptacion de la Oferta Mexicana.

El presente poder quedara sin efectos sin necesidad de notificacion alguna, en el momento en que el Escrow Agreement termine.

Para efectos de lo anterior, la Mandante otorga al Mandatario los siguientes poderes dentro del alcance relativo a la especialidad de este poder:

(i) Poder general para pleitos y cobranzas de acuerdo con lo previsto por el primer parrafo del articulo 2554 asi como los poderes generales que requiriesen disposicion o clausula especial de acuerdo con lo previsto por el articulo 2587, ambos del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de los Estados Unidos Mexicanos ("Mexico").

(ii) General power of attorney for acts of administration with all the scope referred to in the second paragraph of Article 2554 and with all the general powers including those powers that require a special clause, of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of Mexico.

(iii) To sign and file any type of written requests and public deeds, within the limits of this power of attorney, before any authority, notary public, corredor publico, or person authorized to certify documents.

(iii) To represent the Principal in any matter or question, within the limits of this power of attorney, empowering the Agents to appear before any authority, entity or person to provide any verbal or written promotions, clarifications or information that they such may require.

Dated: June 13, 2003

Signature:
______________________

[Name of [1] Officer]

[Title]

The undersigned, in my capacity as Consul General of the United Mexican States in the City of New York, State of New York, hereby:

CERTIFIES:

(ii) Poder general para actos de administracion de acuerdo con lo previsto por el segundo parrafo del articulo 2554 con todas las facultades que requieren de poder o clausula especial, del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de Mexico.

(ii) Firmar y presentar cualesquier clase de escritos y escrituras publicas, dentro de los limites de este poder, ante cualesquier autoridades, notarios publicos, corredores publicos o fedatarios de cualquier tipo.

(iii) Representar a la Mandante en toda gestion o asunto, dentro de los limites del poder, facultando a los apoderados para comparecer ante cualquier autoridad, entidad o persona y desahogar, en forma escrita o verbal, cualesquier promociones, aclaraciones o informaciones que soliciten.

Fecha: 13 de junio de 2003

Firma:
______________________

[Name of [1] Officer]

[Title]

El suscrito, en mi caracter de Consul General de los Estados Unidos Mexicanos en la Ciudad de Nueva York, Estado de Nueva York, en este acto:

DOY FE:

On this day of June 13, 2003, before me, personally appeared Mr. [1] who I know to be the person who signed this document, having sufficient legal capacity to grant this power of attorney on behalf of Bell Atlantic International, Inc.

The undersigned Notary Public certifies that (i) the legal capacity of said person is legitimate in accordance with the records, books, instruments and documents presented to me which constitute the above mentioned certification as I carefully examined the records, and I have fully verified its authenticity and that all formal requirements provided by law have been fulfilled to deem as undoubtfully proven the legal capacity of the grantor hereof. The documents and records examined and which constitute direct and positive evidence of the legal capacity of the grantor of this present are:

a. The Articles of Incorporation of Bell Atlantic International, Inc. duly recorded in [3] on [4].

b. The Bylaws of Bell Atlantic International, Inc. dated [5] certified by [6].

c. The resolution whereby the Grantor is empowered to act on behalf of Bell Atlantic International, Inc. to grant this power, consisting of certain signing resolutions, dated as of [7].

(ii) That the documents related in paragraphs a, b, c, above were presented to me, from which the legal existence of Bell Atlantic International, Inc. and the legal capacity of the Grantor are proven and from which I am able to certify that:

a) Bell Atlantic International, Inc. is a corporation duly organized and legally existing

En este dia 13 de junio de 2003, ante mi comparecio personalmente el senor [1] a quien conozco y me consta que es la persona que ha firmado este documento que tiene capacidad legal para otorgar este poder en representacion de Bell Atlantic International, Inc.

El suscrito Notario Publico certifica (i) que la representacion que tiene el citado poderdante es legitima de acuerdo con las constancias, libros, instrumentos y documentos que al efecto fueron objetivo de la legal representacion mencionada, ya que habiendolos examinado cuidadosamente me cerciore plenamente de su autenticidad y de que se cumplio con los requisitos que exigen los ordenamientos legales para tener por acreditada en forma indubitable la personalidad del otorgante de este instrumento. Los documentos citados que tuve a la vista y que constituyen una prueba directa y objetiva de la personalidad del otorgante son las siguientes:

a. El acta constitutiva de Bell Atlantic International, Inc. registrada en [3] el dia [4].

b. Los estatutos de Bell Atlantic International, Inc., de fecha [5], certificados por [6].

c. La resolucion por medio de la cual el Otorgante se encuentra facultado para actuar en nombre de Bell Atlantic International, Inc. para otorgar este poder, consistente en ciertas resoluciones de firma de fecha [7].

(ii) Que tuve en mi poder los documentos referidos en los incisos a, b, c anteriores, de los cuales se desprende la existencia legal de Bell Atlantic International, Inc. y la capacidad legal del otorgante y conforme a los cuales estoy en posibilidad de certificar:

a) Que Bell Atlantic International, Inc. es una sociedad debidamente constituida y que existe under the laws of [8], United State of America.

b) The grantor under oath stated that his/her name is Mr. [9] of United States of America nationality, acting as [10] of Bell Atlantic International, Inc.

c) The grantor under oath stated before me that his/her legal capacity to appear before me has not been limited or revoked and that the company's legal capacity to grant this power has not been modified.

d) That the main office of Bell Atlantic International, Inc. is located at [11], United States of America.

e) That the purpose for which the present Power of Attorney is granted on behalf of Bell Atlantic International, Inc. is included in its corporate purpose.

f) That the grantor acting as [12] of Bell Atlantic International, Inc., has legal capacity to sign and grant this Power on behalf of Bell Atlantic International, Inc.

g) That the grantor acknowledged as his/her signature the one that appears on this power of attorney and ratifies hereby the execution and content of said power of attorney.

h) That this instrument is executed in both the English and Spanish languages, and the grantor states that he/she expressly approves the Spanish version.

i) That I read this instrument to the grantor, explaining its value and legal force, and once the grantor stated his agreement with the contents of this document, he ratified it, and legalmente conforme a las leyes del estado de [8], Estados Unidos de America.

b) Que el otorgante, bajo protesta de decir verdad, manifesto que su nombre es el senor [9] de nacionalidad de Estados Unidos de America quien es [10] de Bell Atlantic International, Inc.

c) Que el otorgante, bajo protesta de decir verdad, manifesto ante mi que la personalidad con la que comparece ante mi no ha sido limitada o revocada asi como que la capacidad legal de la compania que representa para otorgar el presente poder no ha sido modificada.

d) Que el principal asiento de los negocios de Bell Atlantic International, Inc. se encuentra ubicado en [11], Estados Unidos de America.

e) Que el acto o actos para los que se confiere el presente Poder estan comprendidos entre los que constituye el objeto social de Bell Atlantic International, Inc..

f) Que el otorgante en su calidad de [12] de Bell Atlantic International, Inc., tiene capacidad suficiente para firmar y otorgar este Poder a nombre de Bell Atlantic International, Inc.

g) Que reconoce como propia la firma que aparece en el presente poder y asi mismo ratifica la celebracion y contenidos de dicho poder.

h) Que este instrumento se otorga en el idioma ingles y espanol, manifestando el otorgante que por este medio aprueba expresamente la version en espanol.

(i) Que este instrumento ha sido leido al otorgante, al cual se le ha explicado su valor y fuerza legal, y que una vez que el otorgante ha expresado su consentimiento con el contenido signed it before me on this date.

This instrument was signed and ratified before me by Mr. [1] on behalf of Bell Atlantic International, Inc. on this day June 13, 2003.

del presente instrumento, lo ha ratificado, y firmado ante mi en esta misma fecha.

Este instrumento fue firmado y ratificado ante mi por el senor [1] en nombre de Bell Atlantic International, Inc., en este dia 13 de junio de 2003.

                                      [14]
                         ________________________________

                         Name: [15]

                         Notary Public of: [16]

                                   [Apostille]

                                                                         ANNEX B

                       BALAH IRREVOCABLE POWER OF ATTORNEY

This constitutes a DURABLE AND IRREVOCABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

Bell Atlantic Latin America Holdings, Inc. ("BALAH") hereby appoints The Bank of New York, a New York banking corporation (the "Escrow Agent"), as its attorney-in-fact TO ACT IN THE NAME, PLACE AND STEAD OF BALAH in any way in which BALAH could do if actually present, with respect to the following matters to the extent that BALAH is permitted by law to act through an agent:

         (i) to tender all of the shares of capital stock of Grupo Iusacell, S.A. de C.V. ("Iusacell") deposited by BALAH (the "Shares") under that certain Escrow Agreement, dated as of June 12, 2003, by and among Biper, S.A. de C.V. ("Parent"), Movil Access, S.A. de C.V. ("Sub" and together with Parent, the "Purchasers"), Bell Atlantic International, Inc., BALAH, Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. and The Bank of New York (the "Escrow Agreement") in a tender offer to be made in the United Mexican States for all of the issued and outstanding capital stock of Iusacell by Sub (the "Mexican Offer"); and

         (ii) to execute and deliver on behalf of BALAH all documents necessary to tender the Shares in the Mexican Offer.

In connection with the matters listed above pursuant to the terms hereof, the Escrow Agent is permitted and is instructed, as promptly as practicable (and in no event more than two (2) Business Days) after the commencement of the Mexican Offer, to (A) cause its Mexican custodian to deliver the Shares to the Mexican Depositary designated in the Mexican Offer, and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of BALAH provided to the Escrow Agent by BALAH, if required, and
(iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested by the Purchasers to the extent that pursuant to law such documents are required for the tender to be effective.

This power of attorney shall automatically terminate without prior notification upon termination of the Escrow Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Escrow Agreement.

In Witness Whereof, BALAH causes this DURABLE AND IRREVOCABLE POWER OF ATTORNEY to be duly executed by it officers thereunto authorized as of June 13, 2003.

                                      Bell Atlantic Latin America Holdings, Inc.

                                      By ___________________________________
                                         Name:
                                         Title:

Sworn to before me this
13 day of June, 2003.

__________________________
      Notary Public

                                                                        ANNEX B1

                       BALAH IRREVOCABLE POWER OF ATTORNEY

                               POWER OF ATTORNEY

The Undersigned:

Mr. [1] appearing on behalf of Bell Atlantic Latin America Holdings, Inc. (the "Principal"), hereby grants and confers in the terms of articles two thousand five hundred fifty three, two thousand five hundred fifty four and two thousand five hundred ninety six of the Federal Civil Code and the respective articles of the civil codes of the other federal entities of the United Mexican States, a SPECIAL IRREVOCABLE POWER OF ATTORNEY, as ample and broad as may be required by law, in favor of The Bank of New York (the "Agent"), in order for the Agent to carry out the following actions so that the Principal may satisfy certain obligations under the Acquisition Agreement and the Escrow Agreement, dated June 12, 2003, between Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. and The Bank of New York (respectively, the "Acquisition Agreement" and the "Escrow Agreement"):

(v) to tender all of the shares of Grupo Iusacell, S.A. de C.V. deposited by the Principal under the Escrow Agreement (the "Shares") in the Tender Offer made in the United Mexican States by Movil Access, S.A. de C.V. (the "Mexican Offer"); and

(vi) to execute and deliver on behalf of the Principal all documents necessary to tender the Shares in the Mexican Offer.

In order to execute the actions listed above pursuant to the terms hereof, the Agent will, as promptly as practicable (and in no event more than two (2) business days) after the

El Suscrito:

El Senor [1] comparece en representacion de Bell Atlantic Latin America Holdings, Inc. (la "Mandante"), por este medio otorga y confiere en los terminos de los articulos dos mil quinientos cincuenta y tres, dos mil quinientos cincuenta y cuatro, y dos mil quinientos noventa y seis del Codigo Civil Federal y sus correlativos de los codigos civiles de las distintas entidades federativas de los Estados Unidos Mexicanos, un PODER ESPECIAL IRREVOCABLE, tan amplio como en derecho proceda, en favor de The Bank of New York (el "Mandatario"), para que el Mandatario, en nombre y representacion de la Mandante, realice los siguientes actos a fin de que la Mandante cumpla con sus obligaciones bajo los contratos denominados Acquisition Agreement y Escrow Agreement, ambos celebrados el dia 12 de junio de 2003 entre Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. y The Bank of New York (respectivamente, el "Acquisition Agreement" y el "Escrow Agreement"):

(iii) ofrezca en venta, por lo que hace a las acciones de Iusacell, S.A. de C.V. depositadas por la Mandante conforme al Escrow Agreement (las "Acciones"), a traves de la oferta publica de compra de acciones a realizarse por Movil Access, S.A. de C.V. en los terminos previstos en el Acquisition Agreement (la "Oferta Mexicana"); y

(iv) realice los actos y suscriba los documentos necesarios para ofrecer y vender las Acciones en la Oferta Mexicana.

commencement of the Mexican Offer, (A) cause its Mexican custodian to deliver the Shares to the Mexican depositary designated in the Mexican Offer the Shares (the "Mexican Depositary"), and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of the Principal, if required, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested to the extent that pursuant to law such documents are required for the tender to be effective.

This power-of-attorney shall terminate without prior notification upon termination of the Escrow Agreement.

For purposes of the above, the Principal grants to each Agent the following powers of attorney in the scope of the specialty of this mandate:

(i) General power of attorney for claims and collections with all the scope referred to in the first paragraph of Article 2554 and with all the general powers including those powers that require a special clause in accordance with
Article 2587, both articles of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of the United Mexican States

Con el fin de realizar los actos antes descritos en los terminos de este poder, el Mandatario debera, tan pronto como sea posible a partir de la fecha de inicio de la Oferta Mexicana y en ningun caso con posterioridad al transcurso de los dos dias habiles siguientes al inicio de la Oferta Mexicana, (A) instruir al custodio de las Acciones para que entregue dichas Acciones al depositario designado en la Oferta Mexicana (el "Depositario Mexicano"), y (B) entregar al Depositario Mexicano (i) las cartas de aceptacion en relacion con las Acciones cumpliendo con los terminos de la Oferta Mexicana, en caso de que se requieran;
(ii) cualquier instrumento donde consten los poderes del representante en Mexico de la Mandante para efectos fiscales y cualquier otro documento de caracter fiscal relativo al tratamiento fiscal de la Mandante, en caso de que se requieran; y (iii) los demas documentos o instrumentos, que se requieran conforme a los terminos de la Oferta Mexicana en relacion con las Acciones y todos aquellos documentos que sean solicitados en la medida en que conforme a la ley dichos documentos se requieran para la validez de la aceptacion de la Oferta Mexicana.

El presente poder quedara sin efectos sin necesidad de notificacion alguna, en el momento en que el Escrow Agreement termine.

Para efectos de lo anterior, la Mandante otorga al Mandatario los siguientes poderes dentro del alcance relativo a la especialidad de este poder:

(i) Poder general para pleitos y cobranzas de acuerdo con lo previsto por el primer parrafo del articulo 2554 asi como los poderes generales que requiriesen disposicion o clausula especial de acuerdo con lo previsto por el articulo 2587, ambos del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de los Estados Unidos

("Mexico").

(ii) General power of attorney for acts of administration with all the scope referred to in the second paragraph of Article 2554 and with all the general powers including those powers that require a special clause, of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of Mexico.

(iii) To sign and file any type of written requests and public deeds, within the limits of this power of attorney, before any authority, notary public, corredor publico, or person authorized to certify documents.

(iii) To represent the Principal in any matter or question, within the limits of this power of attorney, empowering the Agents to appear before any authority, entity or person to provide any verbal or written promotions, clarifications or information that they such may require.

Dated: June 13, 2003

Signature:
______________________

[Name of [1] Officer]

[Title]

The undersigned, in my capacity as Consul General of the United Mexican States in the City of New York, State of New York, hereby:

CERTIFIES:

(ii) Poder general para actos de administracion de acuerdo con lo previsto por el segundo parrafo del articulo 2554 con todas las facultades que requieren de poder o clausula especial, del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de Mexico.

(ii) Firmar y presentar cualesquier clase de escritos y escrituras publicas, dentro de los limites de este poder, ante cualesquier autoridades, notarios publicos, corredores publicos o fedatarios de cualquier tipo.

(iii) Representar a la Mandante en toda gestion o asunto, dentro de los limites del poder, facultando a los apoderados para comparecer ante cualquier autoridad, entidad o persona y desahogar, en forma escrita o verbal, cualesquier promociones, aclaraciones o informaciones que soliciten.

Fecha: 13 de junio de 2003

Firma:

______________________

[Name of [1] Officer]

[Title]

El suscrito, en mi caracter de Consul General de los Estados Unidos Mexicanos en la Ciudad de Nueva York, Estado de Nueva York, en este acto:

DOY FE:

On this day of June 13, 2003, before me, personally appeared Mr. [1] who I know to be the person who signed this document, having sufficient legal capacity to grant this power of attorney on behalf of Bell Atlantic Latin America Holdings, Inc.

The undersigned Notary Public certifies that (i) the legal capacity of said person is legitimate in accordance with the records, books, instruments and documents presented to me which constitute the above mentioned certification as I carefully examined the records, and I have fully verified its authenticity and that all formal requirements provided by law have been fulfilled to deem as undoubtfully proven the legal capacity of the grantor hereof. The documents and records examined and which constitute direct and positive evidence of the legal capacity of the grantor of this present are:

a. The Articles of Incorporation of Bell Atlantic Latin America Holdings, Inc. duly recorded in [3] on [4].

b. The Bylaws of Bell Atlantic Latin America Holdings, Inc. dated [5] certified by [6].

c. The resolution whereby the Grantor is empowered to act on behalf of Bell Atlantic Latin America Holdings, Inc. to grant this power, consisting of certain signing resolutions, dated as of [7].

(ii) That the documents related in paragraphs a, b, c, above were presented to me, from which the legal existence of Bell Atlantic Latin America Holdings, Inc. and the legal capacity of the Grantor are proven and from which I am able to certify that:

En este dia 13 de junio de 2003, ante mi comparecio personalmente el senor [1] a quien conozco y me consta que es la persona que ha firmado este documento que tiene capacidad legal para otorgar este poder en representacion de Bell Atlantic Latin America Holdings, Inc.

El suscrito Notario Publico certifica (i) que la representacion que tiene el citado poderdante es legitima de acuerdo con las constancias, libros, instrumentos y documentos que al efecto fueron objetivo de la legal representacion mencionada, ya que habiendolos examinado cuidadosamente me cerciore plenamente de su autenticidad y de que se cumplio con los requisitos que exigen los ordenamientos legales para tener por acreditada en forma indubitable la personalidad del otorgante de este instrumento. Los documentos citados que tuve a la vista y que constituyen una prueba directa y objetiva de la personalidad del otorgante son las siguientes:

a. El acta constitutiva de Bell Atlantic Latin America Holdings, Inc. registrada en [3] el dia [4].

b. Los estatutos de Bell Atlantic Latin America Holdings, Inc., de fecha [5], certificados por [6].

c. La resolucion por medio de la cual el Otorgante se encuentra facultado para actuar en nombre de Bell Atlantic Latin America Holdings, Inc. para otorgar este poder, consistente en ciertas resoluciones de firma de fecha [7].

(ii) Que tuve en mi poder los documentos referidos en los incisos a, b, c anteriores, de los cuales se desprende la existencia legal de Bell Atlantic Latin America Holdings, Inc. y la capacidad legal del otorgante y conforme a los cuales estoy en posibilidad de certificar:

a) Bell Atlantic Latin America Holdings, Inc. is a corporation duly organized and legally existing under the laws of [8], United State of America.

b) The grantor under oath stated that his/her name is Mr. [9] of United States of America nationality, acting as [10] of Bell Atlantic Latin America Holdings, Inc.

c) The grantor under oath stated before me that his/her legal capacity to appear before me has not been limited or revoked and that the company's legal capacity to grant this power has not been modified.

d) That the main office of Bell Atlantic Latin America Holdings, Inc. is located at [11], United States of America.

e) That the purpose for which the present Power of Attorney is granted on behalf of Bell Atlantic Latin America Holdings, Inc. is included in its corporate purpose.

f) That the grantor acting as [12] of Bell Atlantic Latin America Holdings, Inc., has legal capacity to sign and grant this Power on behalf of Bell Atlantic Latin America Holdings, Inc.

g) That the grantor acknowledged as his/her signature the one that appears on this power of attorney and ratifies hereby the execution and content of said power of attorney.

h) That this instrument is executed in both the English and Spanish languages, and the grantor states that he/she expressly approves the Spanish version.

i) That I read this instrument to the grantor,

a) Que Bell Atlantic Latin America Holdings, Inc. es una sociedad debidamente constituida y que existe legalmente conforme a las leyes del estado de [8], Estados Unidos de America.

b) Que el otorgante, bajo protesta de decir verdad, manifesto que su nombre es el senor [9] de nacionalidad de Estados Unidos de America quien es [10] de Bell Atlantic Latin America Holdings, Inc.

c) Que el otorgante, bajo protesta de decir verdad, manifesto ante mi que la personalidad con la que comparece ante mi no ha sido limitada o revocada asi como que la capacidad legal de la compania que representa para otorgar el presente poder no ha sido modificada.

d) Que el principal asiento de los negocios de Bell Atlantic Latin America Holdings, Inc. se encuentra ubicado en [11], Estados Unidos de America.

e) Que el acto o actos para los que se confiere el presente Poder estan comprendidos entre los que constituye el objeto social de Bell Atlantic Latin America Holdings, Inc.

f) Que el otorgante en su calidad de [12] de Bell Atlantic Latin America Holdings, Inc., tiene capacidad suficiente para firmar y otorgar este Poder a nombre de Bell Atlantic Latin America Holdings, Inc.

g) Que reconoce como propia la firma que aparece en el presente poder y asi mismo ratifica la celebracion y contenidos de dicho poder.

h) Que este instrumento se otorga en el idioma ingles y espanol, manifestando el otorgante que por este medio aprueba expresamente la version en espanol.

(i) Que este instrumento ha sido leido al explaining its value and legal force, and once the grantor stated his agreement with the contents of this document, he ratified it, and signed it before me on this date.

This instrument was signed and ratified before me by Mr. [1] on behalf of Bell Atlantic Latin America Holdings, Inc. on this day June 13, 2003.

otorgante, al cual se le ha explicado su valor y fuerza legal, y que una vez que el otorgante ha expresado su consentimiento con el contenido del presente instrumento, lo ha ratificado, y firmado ante mi en esta misma fecha.

Este instrumento fue firmado y ratificado ante mi por el senor [1] en nombre de Bell Atlantic Latin America Holdings, Inc., en este dia 13 de junio de 2003.

                                      [14]

                         ______________________________

                         Name: [15]

                         Notary Public of: [16]

                                   [Apostille]

                                                                         ANNEX C

                      BANZHI IRREVOCABLE POWER OF ATTORNEY

This constitutes a DURABLE AND IRREVOCABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

Bell Atlantic New Zealand Holdings, Inc. ("BANZHI") hereby appoints The Bank of New York, a New York banking corporation (the "Escrow Agent"), as its attorney-in-fact TO ACT IN THE NAME, PLACE AND STEAD OF BANZHI in any way in which BANZHI could do if actually present, with respect to the following matters to the extent that BANZHI is permitted by law to act through an agent:

         (i) to tender all of the shares of capital stock of Grupo Iusacell, S.A. de C.V. ("Iusacell") deposited by BANZHI (the "Shares") under that certain Escrow Agreement, dated as of June 12, 2003, by and among Biper, S.A. de C.V. ("Parent"), Movil Access, S.A. de C.V. ("Sub" and together with Parent, the "Purchasers"), Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., BANZHI, Vodafone Americas B.V., and The Bank of New York (the "Escrow Agreement") in a tender offer to be made in the United Mexican States for all of the issued and outstanding capital stock of Iusacell by Sub (the "Mexican Offer"); and

         (ii) to execute and deliver on behalf of BANZHI all documents necessary to tender the Shares in the Mexican Offer.

In connection with the matters listed above pursuant to the terms hereof, the Escrow Agent is permitted and is instructed, as promptly as practicable (and in no event more than two (2) Business Days) after the commencement of the Mexican Offer, to (A) cause its Mexican custodian to deliver the Shares to the Mexican Depositary designated in the Mexican Offer, and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of BANZHI provided to the Escrow Agent by BANZHI, if required, and
(iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested by the Purchasers to the extent that pursuant to law such documents are required for the tender to be effective.

This power of attorney shall automatically terminate without prior notification upon termination of the Escrow Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Escrow Agreement.

In Witness Whereof, BANZHI causes this DURABLE AND IRREVOCABLE POWER OF ATTORNEY to be duly executed by it officers thereunto authorized as of June 13, 2003.

                                        Bell Atlantic New Zealand Holdings, Inc.

                                        By _____________________________
                                           Name:
                                           Title:

Sworn to before me this
13 day of June, 2003.

                           __________________________
                                    Notary Public

                                                                        ANNEX C1

                      BANZHI IRREVOCABLE POWER OF ATTORNEY

                                POWER OF ATTORNEY

The Undersigned:

Mr. [1] appearing on behalf of Bell Atlantic New Zeland Holdings, Inc. (the "Principal"), hereby grants and confers in the terms of articles two thousand five hundred fifty three, two thousand five hundred fifty four and two thousand five hundred ninety six of the Federal Civil Code and the respective articles of the civil codes of the other federal entities of the United Mexican States, a SPECIAL IRREVOCABLE POWER OF ATTORNEY, as ample and broad as may be required by law, in favor of The Bank of New York (the "Agent"), in order for the Agent to carry out the following actions so that the Principal may satisfy certain obligations under the Acquisition Agreement and the Escrow Agreement, dated June 12, 2003, between Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. and The Bank of New York (respectively, the "Acquisition Agreement" and the "Escrow Agreement"):

(vii) to tender all of the shares of Grupo Iusacell, S.A. de C.V. deposited by the Principal under the Escrow Agreement (the "Shares") in the Tender Offer made in the United Mexican States by Movil Access, S.A. de C.V. (the "Mexican Offer"); and

(viii) to execute and deliver on behalf of the Principal all documents necessary to tender the Shares in the Mexican Offer.

In order to execute the actions listed above pursuant to the terms hereof, the Agent will, as promptly as practicable (and in no event more than two (2) business days) after the

El Suscrito:

El Senor [1] comparece en representacion de Bell Atlantic New Zeland Holdings, Inc. (la "Mandante"), por este medio otorga y confiere en los terminos de los articulos dos mil quinientos cincuenta y tres, dos mil quinientos cincuenta y cuatro, y dos mil quinientos noventa y seis del Codigo Civil Federal y sus correlativos de los codigos civiles de las distintas entidades federativas de los Estados Unidos Mexicanos, un PODER ESPECIAL IRREVOCABLE, tan amplio como en derecho proceda, en favor de The Bank of New York (el "Mandatario"), para que el Mandatario, en nombre y representacion de la Mandante, realice los siguientes actos a fin de que la Mandante cumpla con sus obligaciones bajo los contratos denominados Acquisition Agreement y Escrow Agreement, ambos celebrados el dia 12 de junio de 2003 entre Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. y The Bank of New York (respectivamente, el "Acquisition Agreement" y el "Escrow Agreement"):

(v) ofrezca en venta, por lo que hace a las acciones de Iusacell, S.A. de C.V. depositadas por la Mandante conforme al Escrow Agreement (las "Acciones"), a traves de la oferta publica de compra de acciones a realizarse por Movil Access, S.A. de C.V. en los terminos previstos en el Acquisition Agreement (la "Oferta Mexicana"); y

(vi) realice los actos y suscriba los documentos necesarios para ofrecer y vender las Acciones en la Oferta Mexicana.

commencement of the Mexican Offer, (A) cause its Mexican custodian to deliver the Shares to the Mexican depositary designated in the Mexican Offer the Shares (the "Mexican Depositary"), and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of the Principal, if required, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested to the extent that pursuant to law such documents are required for the tender to be effective.

This power-of-attorney shall terminate without prior notification upon termination of the Escrow Agreement.

For purposes of the above, the Principal grants to each Agent the following powers of attorney in the scope of the specialty of this mandate:

(i) General power of attorney for claims and collections with all the scope referred to in the first paragraph of Article 2554 and with all the general powers including those powers that require a special clause in accordance with
Article 2587, both articles of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of the United Mexican States

Con el fin de realizar los actos antes descritos en los terminos de este poder, el Mandatario debera, tan pronto como sea posible a partir de la fecha de inicio de la Oferta Mexicana y en ningun caso con posterioridad al transcurso de los dos dias habiles siguientes al inicio de la Oferta Mexicana, (A) instruir al custodio de las Acciones para que entregue dichas Acciones al depositario designado en la Oferta Mexicana (el "Depositario Mexicano"), y (B) entregar al Depositario Mexicano (i) las cartas de aceptacion en relacion con las Acciones cumpliendo con los terminos de la Oferta Mexicana, en caso de que se requieran;
(ii) cualquier instrumento donde consten los poderes del representante en Mexico de la Mandante para efectos fiscales y cualquier otro documento de caracter fiscal relativo al tratamiento fiscal de la Mandante, en caso de que se requieran; y (iii) los demas documentos o instrumentos, que se requieran conforme a los terminos de la Oferta Mexicana en relacion con las Acciones y todos aquellos documentos que sean solicitados en la medida en que conforme a la ley dichos documentos se requieran para la validez de la aceptacion de la Oferta Mexicana.

El presente poder quedara sin efectos sin necesidad de notificacion alguna, en el momento en que el Escrow Agreement termine.

Para efectos de lo anterior, la Mandante otorga al Mandatario los siguientes poderes dentro del alcance relativo a la especialidad de este poder:

(i) Poder general para pleitos y cobranzas de acuerdo con lo previsto por el primer parrafo del articulo 2554 asi como los poderes generales que requiriesen disposicion o clausula especial de acuerdo con lo previsto por el articulo 2587, ambos del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de los Estados Unidos

("Mexico").

(ii) General power of attorney for acts of administration with all the scope referred to in the second paragraph of Article 2554 and with all the general powers including those powers that require a special clause, of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of Mexico.

(iii) To sign and file any type of written requests and public deeds, within the limits of this power of attorney, before any authority, notary public, corredor publico, or person authorized to certify documents.

(iii) To represent the Principal in any matter or question, within the limits of this power of attorney, empowering the Agents to appear before any authority, entity or person to provide any verbal or written promotions, clarifications or information that they such may require.

Dated: June 13, 2003

Signature:

____________________________
[Name of [1] Officer]

[Title]

The undersigned, in my capacity as Consul General of the United Mexican States in the City of New York, State of New York, hereby:

CERTIFIES:

Mexicanos ("Mexico").

(ii) Poder general para actos de administracion de acuerdo con lo previsto por el segundo parrafo del articulo 2554 con todas las facultades que requieren de poder o clausula especial, del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de Mexico.

(ii) Firmar y presentar cualesquier clase de escritos y escrituras publicas, dentro de los limites de este poder, ante cualesquier autoridades, notarios publicos, corredores publicos o fedatarios de cualquier tipo.

(iii) Representar a la Mandante en toda gestion o asunto, dentro de los limites del poder, facultando a los apoderados para comparecer ante cualquier autoridad, entidad o persona y desahogar, en forma escrita o verbal, cualesquier promociones, aclaraciones o informaciones que soliciten.

Fecha: 13 de junio de 2003

Firma:

____________________________
[Name of [1] Officer]

[Title]

El suscrito, en mi caracter de Consul General de los Estados Unidos Mexicanos en la Ciudad de Nueva York, Estado de Nueva York, en este acto:

DOY FE:

On this day of June 13, 2003, before me, personally appeared Mr. [1] who I know to be the person who signed this document, having sufficient legal capacity to grant this power of attorney on behalf of Bell Atlantic New Zeland Holdings, Inc.

The undersigned Notary Public certifies that (i) the legal capacity of said person is legitimate in accordance with the records, books, instruments and documents presented to me which constitute the above mentioned certification as I carefully examined the records, and I have fully verified its authenticity and that all formal requirements provided by law have been fulfilled to deem as undoubtfully proven the legal capacity of the grantor hereof. The documents and records examined and which constitute direct and positive evidence of the legal capacity of the grantor of this present are:

a. The Articles of Incorporation of Bell Atlantic New Zeland Holdings, Inc. duly recorded in [3] on [4].

b. The Bylaws of Bell Atlantic New Zeland Holdings, Inc. dated [5] certified by [6].

c. The resolution whereby the Grantor is empowered to act on behalf of Bell Atlantic New Zeland Holdings, Inc. to grant this power, consisting of certain signing resolutions, dated as of [7].

(ii) That the documents related in paragraphs a, b, c, above were presented to me, from which the legal existence of Bell Atlantic New Zeland Holdings, Inc. and the legal capacity of the Grantor are proven and from which I am able to certify that:

a) Bell Atlantic New Zeland Holdings, Inc. is a

En este dia 13 de junio de 2003, ante mi comparecio personalmente el senor [1] a quien conozco y me consta que es la persona que ha firmado este documento que tiene capacidad legal para otorgar este poder en representacion de Bell Atlantic New Zeland Holdings, Inc.

El suscrito Notario Publico certifica (i) que la representacion que tiene el citado poderdante es legitima de acuerdo con las constancias, libros, instrumentos y documentos que al efecto fueron objetivo de la legal representacion mencionada, ya que habiendolos examinado cuidadosamente me cerciore plenamente de su autenticidad y de que se cumplio con los requisitos que exigen los ordenamientos legales para tener por acreditada en forma indubitable la personalidad del otorgante de este instrumento. Los documentos citados que tuve a la vista y que constituyen una prueba directa y objetiva de la personalidad del otorgante son las siguientes:

a. El acta constitutiva de Bell Atlantic New Zeland Holdings, Inc. registrada en [3] el dia [4].

b. Los estatutos de Bell Atlantic New Zeland Holdings, Inc., de fecha [5], certificados por [6].

c. La resolucion por medio de la cual el Otorgante se encuentra facultado para actuar en nombre de Bell Atlantic New Zeland Holdings, Inc. para otorgar este poder, consistente en ciertas resoluciones de firma de fecha [7].

(ii) Que tuve en mi poder los documentos referidos en los incisos a, b, c anteriores, de los cuales se desprende la existencia legal de Bell Atlantic New Zeland Holdings, Inc. y la capacidad legal del otorgante y conforme a los cuales estoy en posibilidad de certificar:

a) Que Bell Atlantic New Zeland Holdings, corporation duly organized and legally existing under the laws of [8], United State of America.

b) The grantor under oath stated that his/her name is Mr. [9] of United States of America nationality, acting as [10] of Bell Atlantic New Zeland Holdings, Inc.

c) The grantor under oath stated before me that his/her legal capacity to appear before me has not been limited or revoked and that the company's legal capacity to grant this power has not been modified.

d) That the main office of Bell Atlantic New Zeland Holdings, Inc. is located at [11], United States of America.

e) That the purpose for which the present Power of Attorney is granted on behalf of Bell Atlantic New Zeland Holdings, Inc. is included in its corporate purpose.

f) That the grantor acting as [12] of Bell Atlantic New Zeland Holdings, Inc., has legal capacity to sign and grant this Power on behalf of Bell Atlantic New Zeland Holdings, Inc.

g) That the grantor acknowledged as his/her signature the one that appears on this power of attorney and ratifies hereby the execution and content of said power of attorney.

h) That this instrument is executed in both the English and Spanish languages, and the grantor states that he/she expressly approves the Spanish version.

i) That I read this instrument to the grantor, explaining its value and legal force, and once

Inc. es una sociedad debidamente constituida y que existe legalmente conforme a las leyes del estado de [8], Estados Unidos de America.

b) Que el otorgante, bajo protesta de decir verdad, manifesto que su nombre es el senor [9] de nacionalidad de Estados Unidos de America quien es [10] de Bell Atlantic New Zeland Holdings, Inc.

c) Que el otorgante, bajo protesta de decir verdad, manifesto ante mi que la personalidad con la que comparece ante mi no ha sido limitada o revocada asi como que la capacidad legal de la compania que representa para otorgar el presente poder no ha sido modificada.

d) Que el principal asiento de los negocios de Bell Atlantic New Zeland Holdings, Inc. se encuentra ubicado en [11], Estados Unidos de America.

e) Que el acto o actos para los que se confiere el presente Poder estan comprendidos entre los que constituye el objeto social de Bell Atlantic New Zeland Holdings, Inc.

f) Que el otorgante en su calidad de [12] de Bell Atlantic New Zeland Holdings, Inc., tiene capacidad suficiente para firmar y otorgar este Poder a nombre de Bell Atlantic New Zeland Holdings, Inc.

g) Que reconoce como propia la firma que aparece en el presente poder y asi mismo ratifica la celebracion y contenidos de dicho poder.

h) Que este instrumento se otorga en el idioma ingles y espanol, manifestando el otorgante que por este medio aprueba expresamente la version en espanol.

(i) Que este instrumento ha sido leido al otorgante, al cual se le ha explicado su valor y the grantor stated his agreement with the contents of this document, he ratified it, and signed it before me on this date.

This instrument was signed and ratified before me by Mr. [1] on behalf of Bell Atlantic New Zeland Holdings, Inc. on this day June 13, 2003.

fuerza legal, y que una vez que el otorgante ha expresado su consentimiento con el contenido del presente instrumento, lo ha ratificado, y firmado ante mi en esta misma fecha.

Este instrumento fue firmado y ratificado ante mi por el senor [1] en nombre de Bell Atlantic New Zeland Holdings, Inc., en este dia 13 de junio de 2003.

                                      [14]

                              ____________________________
                              Name: [15]

                              Notary Public of: [16]

                                   [Apostille]

                                                                         ANNEX D

                     VODAFONE IRREVOCABLE POWER OF ATTORNEY

This constitutes a DURABLE AND IRREVOCABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

Vodafone Americas B.V. ("Vodafone") hereby appoints The Bank of New York, a New York banking corporation (the "Escrow Agent"), as its attorney-in-fact TO ACT IN THE NAME, PLACE AND STEAD OF VODAFONE in any way in which VODAFONE could do if actually present, with respect to the following matters to the extent that VODAFONE is permitted by law to act through an agent:

         (i) to tender all of the shares of capital stock of Grupo Iusacell, S.A. de C.V. ("Iusacell") deposited by Vodafone (the "Shares") under that certain Escrow Agreement, dated as of June 12, 2003, by and among Biper, S.A. de C.V. ("Parent"), Movil Access, S.A. de C.V. ("Sub" and together with Parent, the "Purchasers"), Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone and The Bank of New York (the "Escrow Agreement") in a tender offer to be made in the United Mexican States for all of the issued and outstanding capital stock of Iusacell by Sub (the "Mexican Offer"); and

         (iii) to execute and deliver on behalf of Vodafone all documents necessary to tender the Shares in the Mexican Offer.

In connection with the matters listed above pursuant to the terms hereof, the Escrow Agent is permitted and is instructed, as promptly as practicable (and in no event more than two (2) Business Days) after the commencement of the Mexican Offer, to (A) cause its Mexican custodian to deliver the Shares to the Mexican Depositary designated in the Mexican Offer, and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of Vodafone provided to the Escrow Agent by Vodafone, if required, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested by the Purchasers to the extent that pursuant to law such documents are required for the tender to be effective.

This power of attorney shall automatically terminate without prior notification upon termination of the Escrow Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Escrow Agreement.

In Witness Whereof, VODAFONE causes this DURABLE AND IRREVOCABLE POWER OF ATTORNEY to be duly executed by it officers thereunto authorized as of June 13, 2003.

                                                 Vodafone Americas B.V.

                                                 By ____________________________
                                                    Name: Holly B Gillis
                                                    Title: Attorney in fact

Sworn to before me this
13 day of June, 2003.

____________________________
Notary Public

                                                                        ANNEX D1

                     VODAFONE IRREVOCABLE POWER OF ATTORNEY

                                POWER OF ATTORNEY

The Undersigned:

Ms. Holly B. Gillis appearing on behalf of Vodafone Americas B.V. (the "Principal"), hereby grants and confers in the terms of articles two thousand five hundred fifty three, two thousand five hundred fifty four and two thousand five hundred ninety six of the Federal Civil Code and the respective articles of the civil codes of the other federal entities of the United Mexican States, a SPECIAL POWER OF ATTORNEY, as ample and broad as may be required by law, in favor of The Bank of New York (the "Agent"), in order for the Agent to carry out the following actions so that the Principal may satisfy certain obligations under the Acquisition Agreement and the Escrow Agreement, dated June 12, 2003, between Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. and The Bank of New York (respectively, the "Acquisition Agreement" and the "Escrow Agreement"):

(ix) to tender all of the shares of Grupo Iusacell, S.A. de C.V. deposited by the Principal under the Escrow Agreement (the "Shares") in the Tender Offer made in the United Mexican States by Movil Access, S.A. de C.V. (the "Mexican Offer"); and

(x) to execute and deliver on behalf of the Principal all documents necessary to tender the Shares in the Mexican Offer.

In order to execute the actions listed above pursuant to the terms hereof, the Agent will, as promptly as practicable (and in no event more than two (2) business days) after the commencement of the Mexican Offer, (A)

El Suscrito:

La senorita Holly B. Gillis comparece en representacion de Vodafone Americas B.V. (la "Mandante"), por este medio otorga y confiere en los terminos de los articulos dos mil quinientos cincuenta y tres, dos mil quinientos cincuenta y cuatro, y dos mil quinientos noventa y seis del Codigo Civil Federal y sus correlativos de los codigos civiles de las distintas entidades federativas de los Estados Unidos Mexicanos, un PODER ESPECIAL IRREVOCABLE, tan amplio como en derecho proceda, en favor de The Bank of New York (el "Mandatario"), para que el Mandatario, en nombre y representacion de la Mandante, realice los siguientes actos a fin de que la Mandante cumpla con sus obligaciones bajo los contratos denominados Acquisition Agreement y Escrow Agreement, ambos celebrados el dia 12 de junio de 2003 entre Biper, S.A. de C.V., Movil Access, S.A. de C.V., Bell Atlantic International, Inc., Bell Atlantic Latin America Holdings, Inc., Bell Atlantic New Zealand Holdings, Inc., Vodafone Americas B.V. y The Bank of New York (respectivamente, el "Acquisition Agreement" y el "Escrow Agreement"):

(vii) ofrezca en venta, por lo que hace a las acciones de Iusacell, S.A. de C.V. depositadas por la Mandante conforme al Escrow Agreement (las "Acciones"), a traves de la oferta publica de compra de acciones a realizarse por Movil Access, S.A. de C.V. en los terminos previstos en el Acquisition Agreement (la "Oferta Mexicana"); y

(viii) realice los actos y suscriba los documentos necesarios para ofrecer y vender las Acciones en la Oferta Mexicana.

cause its Mexican custodian to deliver the Shares to the Mexican depositary designated in the Mexican Offer the Shares (the "Mexican Depositary"), and (B) deliver to the Mexican Depositary (i) duly executed and completed letters of transmittal with respect to the Shares complying with the terms of the Mexican Offer, if required, (ii) any Mexican tax powers of attorney and any other tax document relating to the tax treatment of the Principal, if required, and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Mexican Offer with respect to the Shares and such other documents as may be requested to the extent that pursuant to law such documents are required for the tender to be effective.

This power-of-attorney shall terminate without prior notification upon termination of the Escrow Agreement.

For purposes of the above, the Principal grants to each Agent the following powers of attorney in the scope of the specialty of this mandate:

(i) General power of attorney for claims and collections with all the scope referred to in the first paragraph of Article 2554 and with all the general powers including those powers that require a special clause in accordance with
Article 2587, both articles of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of the United Mexican States

Con el fin de realizar los actos antes descritos en los terminos de este poder, el Mandatario debera, tan pronto como sea posible a partir de la fecha de inicio de la Oferta Mexicana y en ningun caso con posterioridad al transcurso de los dos dias habiles siguientes al inicio de la Oferta Mexicana, (A) instruir al custodio de las Acciones para que entregue dichas Acciones al depositario designado en la Oferta Mexicana (el "Depositario Mexicano"), y (B) entregar al Depositario Mexicano (i) las cartas de aceptacion en relacion con las Acciones cumpliendo con los terminos de la Oferta Mexicana, en caso de que se requieran;
(ii) cualquier instrumento donde consten los poderes del representante en Mexico de la Mandante para efectos fiscales y cualquier otro documento de caracter fiscal relativo al tratamiento fiscal de la Mandante, en caso de que se requieran; y (iii) los demas documentos o instrumentos, que se requieran conforme a los terminos de la Oferta Mexicana en relacion con las Acciones y todos aquellos documentos que sean solicitados en la medida en que conforme a la ley dichos documentos se requieran para la validez de la aceptacion de la Oferta Mexicana.

El presente poder quedara sin efectos sin necesidad de notificacion alguna, en el momento en que el Escrow Agreement termine.

Para efecto de lo anterior, la Mandante otorga al Mandatario los siguientes poderes dentro del alcance relativo a la especialidad de este poder:

(i) Poder general para pleitos y cobranzas de acuerdo con lo previsto por el primer parrafo del articulo 2554 asi como los poderes generales que requiriesen disposicion o clausula especial de acuerdo con lo previsto por el articulo 2587, ambos del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de los Estados Unidos

("Mexico").

(ii) General power of attorney for acts of administration with all the scope referred to in the second paragraph of Article 2554 and with all the general powers including those powers that require a special clause, of the Federal Civil Code of the United Mexican Estates, the Civil Code for the Federal District and its equivalent provisions in the civil codes of each of the other States of Mexico.

(iii) To sign and file any type of written requests and public deeds, within the limits of this power of attorney, before any authority, notary public, corredor publico, or person authorized to certify documents.

(iii) To represent the Principal in any matter or question, within the limits of this power of attorney, empowering the Agents to appear before any authority, entity or person to provide any verbal or written promotions, clarifications or information that they such may require.

Dated: June 13, 2003

Signature:

____________________________
Holly B. Gillis

Attorney in fact

The undersigned, in my capacity as Consul General of the United Mexican States in the City of New York, State of New York, hereby:

Mexicanos ("Mexico").

(ii) Poder general para actos de administracion de acuerdo con lo previsto por el segundo parrafo del articulo 2554 con todas las facultades que requieren de poder o clausula especial, del Codigo Civil Federal de los Estados Unidos Mexicanos, el Codigo Civil para el Distrito Federal asi como sus correlativos en los Codigos Civiles para cada uno de los Estados de Mexico.

(ii) Firmar y presentar cualesquier clase de escritos y escrituras publicas, dentro de los limites de este poder, ante cualesquier autoridades, notarios publicos, corredores publicos o fedatarios de cualquier tipo.

(iii) Representar a la Mandante en toda gestion o asunto, dentro de los limites del poder, facultando a los apoderados para comparecer ante cualquier autoridad, entidad o persona y desahogar, en forma escrita o verbal, cualesquier promociones, aclaraciones o informaciones que soliciten.

Fecha: 13 de junio de 2003

Firma:

__________________________

Holly B. Gillis

Apoderado

El suscrito, en mi caracter de Consul General de los Estados Unidos Mexicanos en la Ciudad de Nueva York, Estado de Nueva York, en este acto:

DOY FE:

On this day of June 13, 2003, before me, personally appeared Ms. Holly B. Gillis who I know to be the person who signed this document, having sufficient legal capacity to grant this power of attorney on behalf of Vodafone Americas B.V.

The undersigned Notary Public certifies that (i) the legal capacity of said person is legitimate in accordance with the records, books, instruments and documents presented to me which constitute the above mentioned certification as I carefully examined the records, and I have fully verified its authenticity and that all formal requirements provided by law have been fulfilled to deem as undoubtfully proven the legal capacity of the grantor hereof. The documents and records examined and which constitute direct and positive evidence of the legal capacity of the grantor of this present are:

a. The Articles of Incorporation of Vodafone Americas B.V. duly recorded in [3] on [4].

b. The Bylaws of Vodafone Americas B.V. dated [5] certified by [6].

c. The resolution whereby the grantor is empowered to act on behalf of Vodafone Americas B.V. to grant this power, consisting of certain signing resolutions, dated as of [7].

(ii) That the documents related in paragraphs a, b, c, above were presented to me, from which the legal existence of Vodafone Americas B.V. and the legal capacity of the grantor are proven and from which I am able to certify that:

a) Vodafone Americas B.V. is a corporation duly organized and legally existing under the laws of the Netherlands.

En este dia 13 de junio de 2003, ante mi comparecio personalmente la senorita Holly B. Gillis a quien conozco y me consta que es la persona que ha firmado este documento que tiene capacidad legal para otorgar este poder en representacion de Vodafone Americas B.V.

El suscrito Notario Publico certifica (i) que la representacion que tiene el citado poderdante es legitima de acuerdo con las constancias, libros, instrumentos y documentos que al efecto fueron objetivo de la legal representacion mencionada, ya que habiendolos examinado cuidadosamente me cerciore plenamente de su autenticidad y de que se cumplio con los requisitos que exigen los ordenamientos legales para tener por acreditada en forma indubitable la personalidad del otorgante de este instrumento. Los documentos citados que tuve a la vista y que constituyen una prueba directa y objetiva de la personalidad del otorgante son las siguientes:

a. El acta constitutiva de Vodafone Americas B.V. registrada en [3] el dia [4].

b. Los estatutos de Vodafone Americas B.V., de fecha [5], certificados por [6].

c. La resolucion por medio de la cual el Otorgante se encuentra facultado para actuar en nombre de Vodafone Americas B.V. para otorgar este poder, consistente en ciertas resoluciones de firma de fecha [7].

(ii) Que tuve en mi poder los documentos referidos en los incisos a, b, c anteriores, de los cuales se desprende la existencia legal de Vodafone Americas B.V. y la capacidad legal del otorgante y conforme a los cuales estoy en posibilidad de certificar:

a) Que Vodafone Americas B.V. es una sociedad debidamente constituida y que existe legalmente conforme a las leyes de los Paises

b) The grantor under oath stated that his/her name is Ms. Holly B. Gillis of United States of America nationality, acting as attorney in fact of Vodafone Americas B.V.

c) The grantor under oath stated before me that his/her legal capacity to appear before me has not been limited or revoked and that the company's legal capacity to grant this power has not been modified.

d) That the main office of Vodafone Americas B.V. is located at Riviunn Quadrant 173-177, 2909 LC Capelle aan den IJssel, Rotterdam, The Netherlands.

e) That the purpose for which the present Power of Attorney is granted on behalf of Vodafone Americas B.V. is included in its corporate purpose.

f) That the grantor acting as attorney in fact of Vodafone Americas B.V., has legal capacity to sign and grant this Power on behalf of Vodafone Americas B.V.

g) That the grantor acknowledged as his/her signature the one that appears on this power of attorney and ratifies hereby the execution and content of said power of attorney.

h) That this instrument is executed in both the English and Spanish languages, and the grantor states that he/she expressly approves the Spanish version.

i) That I read this instrument to the grantor, explaining its value and legal force, and once the grantor stated his agreement with the contents of this document, he ratified it, and

Bajos.

b) Que el otorgante, bajo protesta de decir verdad, manifesto que su nombre es la senorita Holly B. Gillis de nacionalidad de Estados Unidos de America quien es apoderado de Vodafone Americas B.V.

c) Que el otorgante, bajo protesta de decir verdad, manifesto ante mi que la personalidad con la que comparece ante mi no ha sido limitada o revocada asi como que la capacidad legal de la compania que representa para otorgar el presente poder no ha sido modificada.

d) Que el principal asiento de los negocios de Vodafone Americas B.V. se encuentra ubicado en Riviunn Quadrant 173-177, 2909 LC Capelle aan den IJssel, Rotterdam, Paises Bajos.

e) Que el acto o actos para los que se confiere el presente Poder estan comprendidos entre los que constituye el objeto social de Vodafone Americas B.V.

f) Que el otorgante en su calidad de apoderado de Vodafone Americas B.V., tiene capacidad suficiente para firmar y otorgar este Poder a nombre de Vodafone Americas B.V.

g) Que reconoce como propia la firma que aparece en el presente poder y asi mismo ratifica la celebracion y contenidos de dicho poder.

h) Que este instrumento se otorga en el idioma ingles y espanol, manifestando el otorgante que por este medio aprueba expresamente la version en espanol.

(i) Que este instrumento ha sido leido al otorgante, al cual se le ha explicado su valor y fuerza legal, y que una vez que el otorgante ha expresado su consentimiento con el contenido signed it before me on this date.

This instrument was signed and ratified before me by Ms. Holly B. Gillis on behalf of Vodafone Americas B.V. on this day June 13, 2003.

del presente instrumento, lo ha ratificado, y firmado ante mi en esta misma fecha.

Este instrumento fue firmado y ratificado ante mi por la senorita Holly B. Gillis en nombre de Vodafone Americas B.V., en este dia 13 de junio de 2003.

                                      [14]

                       ____________________________
                       Name: [15]

                       Notary Public of: [16]

                                   [Apostille]